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                                                                    EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the Grand Casinos, Inc. and Subsidiaries consolidated financial statements incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-39009, 333-24845, and 333-24837.



                                                             ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
   March 25, 1998